UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 29, 2018

Dermira, Inc.

(Exact Name of the Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36668	27-3267680
(Commission File Number)	(IRS Employer Identification No.)

275 Middlefield Road, Suite 150 Menlo Park, California	94025
(Address of Principal Executive Offices)	(Zip Code)

(650) 421-7200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On June 29, 2018, Dermira, Inc. (the “Company”) issued a press release announcing that the U.S. Food and Drug Administration has approved Qbrexza™ (glycopyrronium) cloth, an anticholinergic indicated for the topical treatment of primary axillary hyperhidrosis in adult and pediatric patients nine years of age and older. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

Exhibit 99.1	Press Release dated June 29, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2018	DERMIRA, INC.

	By:	/s/ Andrew L. Guggenhime
	Name:	Andrew L. Guggenhime
	Title:	Chief Financial Officer